SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 14, 2004


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

          1-2918                                       61-0122250
   (Commission File Number)                        (I.R.S. Employer
                                                  Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
      (Address of principal executive offices)             (Zip Code)


   P.O. Box 391, Covington, Kentucky                       41012-0391
           (Mailing Address)                               (Zip Code)



        Registrant's telephone number, including area code (859) 815-3333



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Item 5.  Other Events
------   ------------

     In  April  2003,   APAC-Missouri,   Inc.,  an  indirect   wholly-owned
subsidiary of Ashland Inc., received a subpoena from the U.S. Department of Justice, Antitrust Division ("USDOJ") in a federal grand jury investigation involving Missouri Department of Transportation road building projects. On June 14, 2004, APAC-Missouri, Inc. and one APAC-Missouri, Inc. employee each received a target letter from the USDOJ. It appears that the target letter focuses on a single project bid by APAC-Missouri, Inc. in 2000 with revenues less than $8 million. The USDOJ investigation is continuing.

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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    ASHLAND INC.
                                        -------------------------------------
                                                    (Registrant)



    Date:  June 18, 2004                /s/ David L. Hausrath
                                        -------------------------------------
                                        Name:  David L. Hausrath
                                        Title: Senior Vice President, General
                                               Counsel and Secretary


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